UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-22399
Oppenheimer Currency Opportunities Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Arthur S. Gabinet
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: May 31
Date of reporting period: 5/31/2012

Item 1. Reports to Stockholders.

May 31, 2012

Oppenheimer Currency Opportunities Fund

Management Commentary and Annual Report

MANAGEMENT COMMENTARY

An Interview with Your Fund's Portfolio Manager

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

OppenheimerFunds®
The Right Way to Invest

May 31, 2012 OppenheimerManagement Currency Commentary and Opportunities Fund Annual Report MANAGEMENT COMMENTARY An Interview with Your Fund’s Portfolio Manager ANNUAL REPORT Listing of Top Holdings Fund Performance Discussion Financial Statements

TOP HOLDINGS AND ALLOCATIONS

Top Ten Holdings

Canada (Government of) Treasury Bills, 0.897%, 7/19/12	19.4%

U.S. Treasury Bills, 0.13%, 11/1/12	16.5

United Mexican States Treasury Bills, 4.514%, 7/12/12	12.8

Oppenheimer Currency Opportunities Fund (Cayman) Ltd.	8.5

Japan Treasury Bills, Series 256, 0.10%, 8/10/12	8.4

United Kingdom Treasury Bills, 0.323%, 8/20/12	4.9

Italy (Republic of) Treasury Bills, 2.23%, 8/15/12	4.9

Korea (Republic of ) Sr. Unsec. Monetary Stabilization Bonds, Series 0364-1208, 3.64%, 8/9/12	4.9

Spain (Kingdom of) Treasury Bills, 2.328%, 6/22/12	4.7

Germany (Federal Republic of) Treasury Bills, 0.061%, 9/12/12	4.6
Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2012, and are based on net assets. For more current Top 10 Fund holdings, please visit oppenheimerfunds.com.

Top Ten Geographical Holdings

United States	27.3%

Canada	19.5

Mexico	12.8

Japan	8.4

United Kingdom	4.9

Italy	4.9

Korea, Republic of South	4.9

Spain	4.8

Germany	4.6

Ireland	2.9
Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2012, and are based on the total market value of investments.
7 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

TOP HOLDINGS AND ALLOCATIONS
Regional Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2012, and are based on the total market value of investments.
8 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion of the Fund’s performance during its fiscal year ended May 31, 2012, followed by graphical comparisons of the Fund’s performance to an appropriate broad-based market index.
Management’s Discussion of Fund Performance. For the 12-month period ended May 31, 2012, Oppenheimer Currency Opportunities Fund’s Class A shares (without sales charge) returned -10.16%, underperforming its benchmark, the JPMorgan 3-Month Global Cash Index, which returned -8.64%. We attribute the Fund’s relative underperformance primarily to its allocation to emerging markets currencies. The Fund maintained its strategy of typically allocating 50% of assets to developed market currencies and 50% to emerging market currencies, but emerging market currencies lost considerable value relative to the U.S. dollar amid various macroeconomic concerns and currency-market interventions by monetary policymakers.
     The Fund responded to challenging market conditions with overweight positions in currencies we believed would hold up well during the “flight to quality.” However, emphasis on the Swedish krona, South African rand, Swiss franc and Brazilian real proved ineffective, undermining the Fund’s performance relative to its benchmark. Also detrimental to relative results was our carry strategy, under which currencies with relatively low interest rates are sold in exchange for currencies yielding higher interest rates. This strategy, which tends to work best when market volatility is low, was rendered ineffective by heightened volatility during the reporting period. A strategy based on cross-border equity flows also hampered the Fund’s relative performance when investors fled stock markets in the developing world in favor of perceived safe havens in developed markets.
     The Fund achieved better relative results through underweight exposure to currencies we considered vulnerable to prevailing market conditions. Our analysis of trends in energy markets suggested that demand for energy commodities would slacken in the sluggish global economy, leading us to establish underweight exposure to the Canadian dollar. Our assessment of economic expectations and the likelihood of negative “surprises” in certain markets produced underweight positions in the euro and Swedish krona and reinforced our decision to maintain relatively light exposure to the Canadian dollar.
     Toward the end of the reporting period, we implemented a hedging strategy using derivative instruments, including forward contracts and currency options. This strategy proved effective in protecting part of the portfolio from heightened volatility. The Fund also employed derivative instruments to establish overweight and underweight positions in individual currencies.
9 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

FUND PERFORMANCE DISCUSSION
     As of the reporting period’s end, we remain cautious with regard to the global currency market’s short-term prospects due to ongoing macroeconomic uncertainty. Consequently, we have adopted a relatively conservative investment posture for now, including positions in individual currencies that are roughly in line with market averages, with the exception of overweight exposure to the Colombian peso and an underweight position in the Japanese yen. We are more optimistic about longer-term opportunities that may arise when concerns currently weighing on investor sentiment begin to recede, at which point we intend to adopt a more constructive investment posture.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until May 31, 2012. For all Classes, performance is measured from inception of the Classes on June 30, 2010. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the JPMorgan 3-Month Global Cash Index, which tracks total returns of 3-month constant maturity euro-currency deposits. The euro-currency deposits are the only short-term securities consistent across all markets in terms of liquidity, maturity and credit quality. Index performance includes reinvestment of income but does not reflect transaction costs, fees, expenses or taxes. Indices are unmanaged and cannot be purchased directly by investors. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities comprising the index.
10 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 2.25% and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period1. There is no sales charge for Class Y shares. See page 15 for further information.

1.	Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%.
11 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

FUND PERFORMANCE DISCUSSION
Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
12 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 2.25% and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period1. There is no sales charge for Class Y shares. See page 15 for further information.

1.	Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%.
13 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

FUND PERFORMANCE DISCUSSION
Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 2.25% and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period1. There is no sales charge for Class Y shares. See page 15 for further information.

1.	Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%.
14 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

NOTES
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 6/30/10. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 2.25%. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%.
Class C shares of the Fund were first publicly offered on 6/30/10. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 6/30/10. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 6/30/10. Class Y shares are offered only to fee-based clients of dealers that have a special agreement with the Distributor, to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals. There is no sales charge for Class Y shares.
15 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended May 31, 2012.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
16 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

			Expenses
	Beginning	Ending	Paid During
	Account Value	Account Value	6 Months Ended
	December 1, 2011	May 31, 2012	May 31, 2012

Actual
Class A	$1,000.00	$970.10	$5.23
Class C	1,000.00	966.90	8.89
Class N	1,000.00	968.60	6.37
Class Y	1,000.00	970.60	3.90

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.70	5.37
Class C	1,000.00	1,016.00	9.11
Class N	1,000.00	1,018.55	6.53
Class Y	1,000.00	1,021.05	4.00
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended May 31, 2012 are as follows:

Class	Expense Ratios

Class A	1.06%
Class C	1.80
Class N	1.29
Class Y	0.79
The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
17 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

STATEMENT OF INVESTMENTS May 31, 2012

	Shares	Value

Wholly-Owned Subsidiary—8.5%
Oppenheimer Currency Opportunities Fund (Cayman) Ltd.[1,2] (Cost $2,220,000)	10,000	$2,074,871

	Principal
	Amount

U.S. Government Obligations—16.5%
U.S. Treasury Bills, 0.13%, 11/1/12 (Cost $3,997,790)	$4,000,000	3,998,004
Foreign Government Obligations—72.5%
Australia—0.9%
Australia (Commonwealth of) Treasury Bills, Series 0806, 4.20%, 6/8/12[3]	225,000 AUD	218,997

Belgium—2.8%
Belgium (Kingdom of) Treasury Bills, 0.454%, 7/19/12[3]	550,000 EUR	679,956

Canada—19.4%
Canada (Government of) Treasury Bills, 0.897%, 7/19/12[3]	4,885,000 CAD	4,723,956

Germany—4.6%
Germany (Federal Republic of) Treasury Bills, 0.061%, 9/12/12[3]	895,000 EUR	1,106,452

Ireland—2.9%
Ireland (Republic of) Treasury Bonds, 5%, 4/18/13	560,000 EUR	691,890

Italy—4.9%
Italy (Republic of) Treasury Bills, 2.23%, 8/15/12[3]	970,000 EUR	1,195,907

Japan—8.4%
Japan Treasury Bills, Series 256, 0.10%, 8/10/12[3]	160,000,000 JPY	2,041,501

	Principal
	Amount	Value

Korea, Republic of South—4.9%
Korea (Republic of ) Sr. Unsec. Monetary Stabilization Bonds, Series 0364-1208, 3.64%, 8/9/12	1,403,000,000 KRW	$1,189,483

Mexico—12.8%
United Mexican States Treasury Bills, 4.514%, 7/12/12[3]	44,700,000 MXN	3,099,271

New Zealand—0.2%
New Zealand (Commonwealth of) Treasury Bills, 2.346%, 7/4/12[3]	51,000 NZD	38,352

Norway—0.2%
Norway (Kingdom of) Bills, 1.495%, 6/20/12[3]	350,000 NOK	57,203

Spain—4.7%
Spain (Kingdom of) Treasury Bills, 2.328%, 6/22/12[3]	932,000 EUR	1,152,172

Sweden—0.9%
Sweden (Kingdom of) Treasury Bills, 1.323%, 6/20/12[3]	1,590,000 SEK	218,015

United Kingdom—4.9%
United Kingdom Treasury Bills, 0.323%, 8/20/12[3]	778,000 GBP	1,198,052

Total Foreign Government Obligations (Cost $18,393,736)		17,611,207

	Shares

Investment Company—2.2%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.21%[1,4] (Cost $533,568)	533,568	533,568

Total Investments, at Value (Cost $25,145,094)	99.7%	24,217,650

Other Assets Net of Liabilities	0.3	71,200

Net Assets	100.0%	$24,288,850

18 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

Footnotes to Statement of Investments
Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound Sterling
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
1. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended May 31, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	May 31, 2011	Additions	Reductions	May 31, 2012

Oppenheimer Currency Opportunities Fund (Cayman) Ltd[a]	—	10,000	—	10,000
Oppenheimer Institutional Money Market Fund, Cl. E	2,422,460	70,170,129	72,059,021	533,568

	Value	Income

Oppenheimer Currency Opportunities Fund (Cayman)Ltd[a]	$2,074,871	$—
Oppenheimer Institutional Money Market Fund, Cl. E	533,568	3,053

	$2,608,439	$3,053

a.	Investment in a wholly-owned subsidiary. See Note 1 of the accompanying Notes and individual financial statements of the entity included herein.
2.	Non-income producing security.

3.	Zero coupon bond reflects effective yield on the date of purchase.

4.	Rate shown is the 7-day yield as of May 31, 2012.
Foreign Currency Exchange Contracts as of May 31, 2012 are as follows:

		Contract
Counterparty/		Amount	Expiration		Unrealized	Unrealized
Contract Description	Buy/Sell	(000’s)	Dates	Value	Appreciation	Depreciation

Bank of America:
Chilean Peso (CLP)	Sell	285,100 CLP	7/17/12	$548,304	$33,688	$—
Colombian Peso (COP)	Buy	1,352,900 COP	7/17/12	735,307	—	6,415
Euro (EUR)	Sell	820 EUR	7/17/12-7/25/12	1,014,245	63,115	—
Indian Rupee (INR)	Sell	13,600 INR	7/17/12	239,887	1,804	—
Malaysian Ringgit (MYR)	Sell	508 MYR	7/17/12	159,690	1,862	—

					100,469	6,415

Barclay’s Capital:
Chinese Renminbi (Yuan) (CNY)	Buy	15,860 CNY	7/25/12	2,487,489	—	21,528
New Taiwan Dollar (TWD)	Buy	34,000 TWD	7/25/12	1,140,047	—	16,691
Polish Zloty (PLZ)	Buy	330 PLZ	7/17/12	92,519	—	3,502
Russian Ruble (RUR)	Buy	8,937 RUR	7/17/12	265,370	—	21,073
Russian Ruble (RUR)	Sell	7,480 RUR	7/17/12	222,106	29,873	—

					29,873	62,794
19 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Foreign Currency Exchange Contracts as of May 31, 2012 are as follows: Continued

		Contract
Counterparty/		Amount	Expiration		Unrealized	Unrealized
Contract Description	Buy/Sell	(000’s)	Dates	Value	Appreciation	Depreciation

Citigroup:
Chilean Peso (CLP)	Buy	285,100 CLP	7/17/12	$548,304	$—	$8,052
Colombian Peso (COP)	Buy	1,343,800 COP	7/17/12	730,361	—	4,358
Japanese Yen (JPY)	Sell	5,000 JPY	7/25/12	63,848	—	1,572
Mexican Nuevo Peso (MXN)	Buy	1,200 MXN	7/25/12	83,111	—	3,512
New Zealand Dollar (NZD)	Sell	6 NZD	7/17/12	4,508	240	—
South Korean Won (KRW)	Sell	28,000 KRW	7/17/12	23,645	961	—
Swedish Krona (SEK)	Sell	40 SEK	7/17/12	5,496	386	—

					1,587	17,494

Credit Suisse:
Mexican Nuevo Peso (MXN)	Buy	4,690 MXN	7/17/12	325,104	—	29,696
Mexican Nuevo Peso (MXN)	Sell	10,170 MXN	7/17/12	704,970	68,516	—
Russian Ruble (RUR)	Buy	7,480 RUR	7/17/12	222,106	—	29,936
Russian Ruble (RUR)	Sell	8,937 RUR	7/17/12	265,370	33,662	—
Swedish Krona (SEK)	Sell	180 SEK	7/17/12	24,732	1,964	—

					104,142	59,632

Deutsche Bank Securities, Inc.:
Indian Rupee (INR)	Buy	13,600 INR	7/17/12	239,887	—	18,471
South Korean Won (KRW)	Buy	96,000 KRW	7/17/12	81,070	—	2,140
South Korean Won (KRW)	Sell	140,500 KRW	7/17/12	118,650	5,215	—

					5,215	20,611

Goldman Sachs & Co.:
British Pound Sterling (GBP)	Sell	51 GBP	7/25/12	78,581	3,848	—
Danish Krone (DKK)	Buy	487 DKK	7/25/12	81,123	—	5,450
South African Rand (ZAR)	Buy	47 ZAR	7/17/12	5,496	—	448
Swedish Krona (SEK)	Buy	245 SEK	7/25/12	33,652	—	2,638

					3,848	8,536

JP Morgan Chase:
Australian Dollar (AUD)	Buy	208 AUD	7/17/12	201,724	—	241
Australian Dollar (AUD)	Sell	2 AUD	7/17/12	1,940	110	—
British Pound Sterling (GBP)	Buy	51 GBP	7/25/12	78,581	—	3,718
British Pound Sterling (GBP)	Sell	78 GBP	7/17/12	120,187	6,291	—
Canadian Dollar (CAD)	Buy	886 CAD	7/17/12	856,913	—	32,920
Canadian Dollar (CAD)	Sell	43 CAD	7/17/12	41,588	1,284	—
Euro (EUR)	Buy	847 EUR	7/17/12-8/17/12	1,047,875	—	73,319
Euro (EUR)	Sell	578 EUR	8/17/12	715,155	50,473	—
Hong Kong Dollar (HKD)	Buy	5,220 HKD	7/25/12-10/18/12	672,740	—	477
Malaysian Ringgit (MYR)	Buy	146 MYR	7/17/12	45,895	—	1,273
Mexican Nuevo Peso (MXN)	Buy	730 MXN	7/25/12	50,559	—	4,504
Mexican Nuevo Peso (MXN)	Sell	4,690 MXN	7/17/12	325,104	28,267	—
New Taiwan Dollar (TWD)	Sell	3,983 TWD	7/17/12	133,529	1,717	—
New Zealand Dollar (NZD)	Buy	177 NZD	7/17/12	132,972	—	725
Singapore Dollar (SGD)	Buy	922 SGD	7/17/12-7/25/12	715,579	—	25,574
South Korean Won (KRW)	Sell	96,000 KRW	7/17/12	81,070	2,081	—

					90,223	142,751
20 OPPENHEIMER CURRENCY OPPORTUNITIES FUND

		Contract
Counterparty/		Amount	Expiration		Unrealized	Unrealized
Contract Description	Buy/Sell	(000’s)	Dates	Value	Appreciation	Depreciation

Morgan Stanley &Co., Inc.:
Japanese Yen (JPY)	Buy	167,460 JPY	7/25/12	$2,138,407	$74,571	$—
Swiss Franc (CHF)	Buy	289 CHF	7/25/12	297,847	—	20,371

					74,571	20,371

Nomura Securities:
Australian Dollar (AUD)	Sell	46 AUD	7/25/12	44,580	2,601	—
Canadian Dollar (CAD)	Sell	1,123 CAD	7/17/12	1,086,132	53,368	—
Euro (EUR)	Buy	70 EUR	7/25/12	86,588	—	2,470
Japanese Yen (JPY)	Sell	117,500 JPY	7/17/12-8/17/12	1,500,673	—	28,450
Malaysian Ringgit (MYR)	Buy	362 MYR	7/17/12	113,795	—	3,509
Norwegian Krone (NOK)	Buy	3,700 NOK	7/17/12	603,942	—	16,874
Norwegian Krone (NOK)	Sell	480 NOK	7/17/12	78,349	4,809	—

					60,778	51,303

RBS Greenwich Capital:
Australian Dollar (AUD)	Buy	189 AUD	7/17/12	183,297	—	11,388
Australian Dollar (AUD)	Sell	43 AUD	7/17/12	41,702	1,804	—
British Pound Sterling (GBP)	Sell	15 GBP	7/17/12	23,113	1,149	—
Canadian Dollar (CAD)	Buy	43 CAD	7/17/12	41,588	—	492
Canadian Dollar (CAD)	Sell	347 CAD	7/17/12	335,608	11,395	—
Norwegian Krone (NOK)	Buy	220 NOK	7/17/12	35,910	—	2,183
Norwegian Krone (NOK)	Sell	3,700 NOK	7/17/12	603,942	32,040	—
Polish Zloty (PLZ)	Sell	330 PLZ	7/17/12	92,519	11,713	—
Singapore Dollar (SGD)	Sell	366 SGD	7/17/12	284,054	6,008	—

					64,109	14,063

State Street
South African Rand (ZAR)	Sell	47 ZAR	7/17/12	5,496	361	—

Westpac:
Australian Dollar (AUD)	Buy	45 AUD	7/17/12	43,642	—	1,367
Australian Dollar (AUD)	Sell	397 AUD	7/17/12	385,021	23,771	—
New Zealand Dollar (NZD)	Sell	204 NZD	7/17/12	153,256	6,157	—

					29,928	1,367

Total unrealized appreciation and depreciation					$565,104	$405,337
See accompanying Notes to Financial Statements.
21 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

STATEMENT OF ASSETS AND LIABILITIES May 31, 2012

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $22,391,526)	$21,609,211
Affiliated companies (cost $533,568)	533,568
Wholly-owned subsidiary (cost $2,220,000)	2,074,871

24,217,650

Cash	20,821

Cash—foreign currencies (cost $59)	59

Unrealized appreciation on foreign currency exchange contracts	565,104

Receivables and other assets:
Closed foreign currency contracts	204,982
Shares of beneficial interest sold	13,040
Expense waivers/reimbursements due from manager	12,268
Interest and dividends	6,737
Other	5,732

Total assets	25,046,393

Liabilities
Unrealized depreciation on foreign currency exchange contracts	405,337

Payables and other liabilities:
Closed foreign currency contracts	175,562
Shares of beneficial interest redeemed	122,465
Shareholder communications	9,790
Distribution and service plan fees	4,695
Transfer and shareholder servicing agent fees	2,473
Trustees’ compensation	1,765
Other	35,456

Total liabilities	757,543

Net Assets	$24,288,850

Composition of Net Assets
Par value of shares of beneficial interest	$1,733

Additional paid-in capital	25,950,013

Accumulated net investment loss	(895,001)

Net unrealized depreciation on investments and translation of
assets and liabilities denominated in foreign currencies	(767,895)

Net Assets	$24,288,850

22 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $17,644,134 and 1,257,690 shares of beneficial interest outstanding)	$14.03
Maximum offering price per share (net asset value plus sales charge of 2.25% of offering price)	$14.35

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $3,558,109 and 255,585 shares of beneficial interest outstanding)	$13.92

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $249,137 and 17,785 shares of beneficial interest outstanding)	$14.01

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $2,837,470 and 201,776 shares of beneficial interest outstanding)	$14.06
See accompanying Notes to Financial Statements.
23 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

STATEMENT OF OPERATIONS For the Year Ended May 31, 2012

Investment Income
Interest (net of foreign withholding taxes of $6,155)	$322,774

Dividends from affiliated companies	3,053

Total investment income	325,827

Expenses

Management fees	172,039

Distribution and service plan fees:
Class A	16,945
Class C	36,850
Class N	1,624

Transfer and shareholder servicing agent fees:
Class A	15,987
Class C	7,515
Class N	735
Class Y	3,611

Shareholder communications:
Class A	20,466
Class C	10,884
Class N	984
Class Y	3,304

Legal, auditing and other professional fees	40,038

Custodian fees and expenses	29,682

Trustees’ compensation	8,541

Administration service fees	1,500

Other	10,832

Total expenses	381,537
Less waivers and reimbursements of expenses	(103,506)

Net expenses	278,031

Net Investment Income	47,796
24 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

Realized and Unrealized Loss
Net realized loss on:
Investments from unaffiliated companies	$(1,336)
Foreign currency transactions	(1,968,882)

Net realized loss	(1,970,218)

Net change in unrealized appreciation/depreciation on:
Investments	(146,320)
Translation of assets and liabilities denominated in foreign currencies	(898,503)

Net change in unrealized appreciation/depreciation	(1,044,823)

Net Decrease in Net Assets Resulting from Operations	$(2,967,245)

See accompanying Notes to Financial Statements.
25 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended May 31,	2012	2011[1]

Operations

Net investment income (loss)	$47,796	$(16,061)

Net realized gain (loss)	(1,970,218)	1,055,115

Net change in unrealized appreciation/depreciation	(1,044,823)	276,928

Net increase (decrease) in net assets resulting from operations	(2,967,245)	1,315,982

Dividends and/or Distributions to Shareholders

Dividends from net investment income:
Class A	(422,652)	(445,070)
Class C	(71,072)	(30,426)
Class N	(6,469)	(1,874)
Class Y	(85,517)	(32,328)

	(585,710)	(509,698)

Beneficial Interest Transactions

Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	2,382,119	16,985,445
Class C	1,487,561	2,528,311
Class N	(39,894)	319,406
Class Y	1,277,073	1,995,500

	5,106,859	21,828,662

Net Assets

Total increase	1,553,904	22,634,946

Beginning of period	22,734,946	100,0002

End of period (including accumulated net investment income (loss) of $(895,001) and $540,081, respectively)	$24,288,850	$22,734,946

1.	For the period from June 30, 2010 (commencement of operations) to May 31, 2011.

2.	Reflects the value of the Manager’s initial seed money on May 12, 2010.
See accompanying Notes to Financial Statements.
26 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended May 31,	2012	2011[1]

Per Share Operating Data

Net asset value, beginning of period	$15.95	$15.00

Income (loss) from investment operations:
Net investment income (loss)[2]	.04	(.01)
Net realized and unrealized gain (loss)	(1.64)	1.49

Total from investment operations	(1.60)	1.48

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.32)	(.53)

Net asset value, end of period	$14.03	$15.95

Total Return, at Net Asset Value[3]	(10.16)%	10.05%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$17,644	$17,787

Average net assets (in thousands)	$18,992	$13,239

Ratios to average net assets:[4]
Net investment income (loss)	0.26%	(0.08)%
Total expenses	1.27%[5]	1.46%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.97%[7]	1.10%

Portfolio turnover rate	0%	0%

1.	For the period from June 30, 2010 (commencement of operations) to May 31, 2011.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Year Ended May 31, 2012 1.40%

6.	Total expenses including indirect expenses from affiliated fund were as follows:

Period Ended May 31, 2011 1.46%

7.	Ratio including expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Year Ended May 31, 2012 1.10%
See accompanying Notes to Financial Statements.
27 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS Continued

Class C Year Ended May 31,	2012	2011[1]

Per Share Operating Data
Net asset value, beginning of period	$15.86	$15.00

Income (loss) from investment operations:
Net investment loss[2]	(.07)	(.11)
Net realized and unrealized gain (loss)	(1.63)	1.47

Total from investment operations	(1.70)	1.36

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.24)	(.50)

Net asset value, end of period	$13.92	$15.86

Total Return, at Net Asset Value[3]	(10.74)%	9.22%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$3,558	$2,586

Average net assets (in thousands)	$3,728	$1,074

Ratios to average net assets:[4]
Net investment loss	(0.49)%	(0.80)%
Total expenses	2.48%[5]	2.74%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.72%[7]	1.85%

Portfolio turnover rate	0%	0%

1.	For the period from June 30, 2010 (commencement of operations) to May 31, 2011.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Year Ended May 31, 2012 2.61%

6.	Total expenses including indirect expenses from affiliated fund were as follows:

Period Ended May 31, 2011 2.74%

7.	Ratio including expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Year Ended May 31, 2012 1.85%
See accompanying Notes to Financial Statements.
28 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

Class N Year Ended May 31,	2012	2011[1]

Per Share Operating Data
Net asset value, beginning of period	$15.92	$15.00

Income (loss) from investment operations:
Net investment income (loss)[2]	—	(.05)
Net realized and unrealized gain (loss)	(1.62)	1.49

Total from investment operations	(1.62)	1.44

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.29)	(.52)

Net asset value, end of period	$14.01	$15.92

Total Return, at Net Asset Value[3]	(10.32)%	9.75%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$249	$334

Average net assets (in thousands)	$332	$86

Ratios to average net assets:[4]
Net investment income (loss)	0.00%	(0.32)%
Total expenses	2.00%[5]	2.73%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.22%[7]	1.35%

Portfolio turnover rate	0%	0%

1.	For the period from June 30, 2010 (commencement of operations) to May 31, 2011.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Year Ended May 31, 2012 2.13%

6.	Total expenses including indirect expenses from affiliated fund were as follows:

Period Ended May 31, 2011 2.73%

7.	Ratio including expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Year Ended May 31, 2012 1.35%
See accompanying Notes to Financial Statements.
29 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS Continued

Class Y Year Ended May 31,	2012	2011[1]

Per Share Operating Data
Net asset value, beginning of period	$15.97	$15.00

Income (loss) from investment operations:
Net investment income[2]	.07	.03
Net realized and unrealized gain (loss)	(1.64)	1.47

Total from investment operations	(1.57)	1.50

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.34)	(.53)

Net asset value, end of period	$14.06	$15.97

Total Return, at Net Asset Value[3]	(9.93)%	10.21%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$2,838	$2,028

Average net assets (in thousands)	$3,377	$845

Ratios to average net assets:[4]
Net investment income	0.50%	0.20%
Total expenses	1.20%[5]	1.49%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.72%[7]	0.85%

Portfolio turnover rate	0%	0%

1.	For the period from June 30, 2010 (commencement of operations) to May 31, 2011.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Year Ended May 31, 2012 1.33%

6.	Total expenses including indirect expenses from affiliated fund were as follows:

Period Ended May 31, 2011 1.49%

7.	Ratio including expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund are as follows:

Year Ended May 31, 2012 0.85%
See accompanying Notes to Financial Statements.
30 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Currency Opportunities Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”). As of May 31, 2012, approximately 38.9% of the shares of the Fund were owned by the Manager, other funds advised or sub-advised by the Manager or an affiliate of the Manager.
     The Fund offers Class A, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and N shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Investment in Oppenheimer Currency Opportunities Fund (Cayman) Ltd. The Fund may invest up to 25% of its total assets in Oppenheimer Currency Opportunities Fund (Cayman) Ltd., a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange-traded funds related to gold or other special minerals. The Subsidiary may also invest in certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. The Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Manager.
     The Fund does not consolidate the assets, liabilities, capital or operations of the Subsidiary into its financial statements. Rather, the Subsidiary is separately presented as an investment in the Fund’s Statement of Investments. Shares of the Subsidiary are valued at their net asset value per share. Gains or losses on withdrawals of capital from the Subsidiary by the Fund are recognized on an average cost basis. Unrealized appreciation or depreciation on the Fund’s investment in the Subsidiary is recorded in the Fund’s Statement of Assets and Liabilities and the Fund’s Statement of Operations. Distributions received from the Subsidiary are recorded as income on the ex-dividend date.
     For tax purposes, the Subsidiary is an exempted Cayman investment company. The Subsidiary has received an undertaking from the Government of the Cayman Islands
31 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
exempting it from all local income, profits and capital gains taxes through September of 2030. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation and as such is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, the Subsidiary’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income. For the year ended May 31, 2012, the Subsidiary has a deficit of $145,129 in its taxable earnings and profits. In addition, any in-kind capital contributions made by the Fund to the Subsidiary will result in the Fund recognizing taxable gain to the extent of unrealized gain, if any, on securities transferred to the Subsidiary while any unrealized losses on securities so transferred will not be recognized at the time of transfer.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held
32 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

			Net Unrealized
			Depreciation
			Based on Cost of
			Securities and Other
Undistributed Net	Undistributed	Accumulated Loss	Investments for Federal
Investment Income[1]	Long-Term Gain	Carryforward	Income Tax Purposes

$—	$—	$—	$962,080

1.	As of May 31, 2012, the Fund elected to defer $699,051 of late year ordinary losses.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for May 31, 2012. Net assets of the Fund were unaffected by the reclassifications.

	Increase	Reduction
	to Accumulated	to Accumulated
Reduction	Net Investment	Net Realized Loss
to Paid-in Capital	Loss	on Investments

$1,072,853	$897,168	$1,970,021
33 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
The tax character of distributions paid during the year ended May 31, 2012 and the period ended May 31, 2011 was as follows:

	Year Ended	Period Ended
	May 31, 2012	May 31, 2011

Distributions paid from:
Ordinary income	$585,710	$509,698
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of May 31, 2012 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$25,145,094
Federal tax cost of other investments	4,926,163

Total federal tax cost	$30,071,257

Gross unrealized appreciation	$—
Gross unrealized depreciation	(962,080)

Net unrealized depreciation	$(962,080)

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.
Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
34 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold (except for the investments in the Subsidiary) are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Securities Valuation
The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
35 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS Continued
2. Securities Valuation Continued
Valuation Methods and Inputs
Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.
     The following methodologies are used to determine the market value or the fair value of the types of securities described below:
     Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.
     Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.
     Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.
36 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Standard inputs generally considered
Security Type	by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.
Classifications
Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
37 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS Continued
2. Securities Valuation Continued
The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of May 31, 2012 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Wholly-Owned Subsidiary	$—	$2,074,871	$—	$2,074,871
U.S. Government Obligations	—	3,998,004	—	3,998,004
Foreign Government Obligations	—	17,611,207	—	17,611,207
Investment Company	533,568	—	—	533,568

Total Investments, at Value	533,568	23,684,082	—	24,217,650

Other Financial Instruments:
Foreign currency exchange contracts	—	565,104	—	565,104

Total Assets	$533,568	$24,249,186	$—	$24,782,754

Liabilities Table
Other Financial Instruments:
Foreign currency exchange contracts	$—	$(405,337)	$—	$(405,337)

Total Liabilities	$—	$(405,337)	$—	$(405,337)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
     The net asset value per share of the Subsidiary is determined as of the close of the Exchange, on each day the Exchange is open for trading. The net asset value per share is determined by dividing the value of the Subsidiary’s net assets by the number of shares that are outstanding. The Subsidiary values its investments in the same manner as the Fund as described above.
3. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:
38 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

	Year Ended May 31, 2012		Period Ended May 31, 2011[1,2]
	Shares	Amount	Shares	Amount

Class A
Sold	569,481	$8,822,587	1,258,446	$19,275,688
Dividends and/or
distributions reinvested	13,244	191,375	5,745	87,154
Redeemed	(440,497)	(6,631,843)	(153,396)	(2,377,397)

Net increase	142,228	$2,382,119	1,110,795	$16,985,445

Class C
Sold	198,441	$3,035,640	174,564	$2,720,549
Dividends and/or
distributions reinvested	4,867	70,040	1,842	27,893
Redeemed	(110,708)	(1,618,119)	(14,088)	(220,131)

Net increase	92,600	$1,487,561	162,318	$2,528,311

Class N
Sold	18,077	$281,659	22,110	$347,248
Dividends and/or
distributions reinvested	435	6,278	101	1,530
Redeemed	(21,737)	(327,831)	(1,868)	(29,372)

Net increase (decrease)	(3,225)	$(39,894)	20,343	$319,406

Class Y
Sold	226,322	$3,542,541	136,086	$2,152,258
Dividends and/or
distributions reinvested	5,835	84,431	2,108	31,972
Redeemed	(157,367)	(2,349,899)	(11,875)	(188,730)

Net increase	74,790	$1,277,073	126,319	$1,995,500

1.	For the period from June 30, 2010 (commencement of operations) to May 31, 2011.

2.	The Fund sold 4,667 shares of Class A at a value of $70,000 and 667 shares each of Class C, Class N and Class Y at a value of $10,000, respectively, to the Manager upon seeding of the Fund on May 12, 2010. These amounts are not reflected in the table above.
4. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in the Subsidiary and IMMF, for the year ended May 31, 2012, were as follows:

	Purchases	Sales

Investment securities	$2,965,561	$—
5. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:
39 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Fees and Other Transactions with Affiliates Continued

Fee Schedule

Up to $500 million	0.65%
Next $500 million	0.62
Next $4 billion	0.60
Over $5 billion	0.55
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended May 31, 2012, the Fund paid $26,419 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class C or Class N plan is terminated by the Fund or by
40 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2012 were as follows:

Class C	$51,306
Class N	5,778
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class C	Class N
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor

May 31, 2012	$4,812	$3	$2,558	$334
Waivers and Reimbursements of Expenses. The Manager has agreed to voluntarily waive a portion of its management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” will not exceed 1.10% of average annual net assets for Class A shares, 1.85% for Class C shares, 1.35% for Class N shares and 0.85% for Class Y shares. During the year ended May 31, 2012, the Manager reimbursed the Fund $51,491, $27,003, $2,467 and $14,945 for Class A, Class C, Class N and Class Y shares, respectively.
     The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary and may not be terminated unless approved by the Fund’s Board of Trustees. During the year ended May 31, 2012, the Manager waived $5,852.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended May 31, 2012, the Manager waived fees and/or reimbursed the Fund $1,748 for IMMF management fees.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
41 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Fees and Other Transactions with Affiliates Continued
Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
6. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already
42 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of May 31, 2012, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $770,086, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end.
     43 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS Continued
6. Risk Exposures and the Use of Derivative Instruments Continued
To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $260,981 as of May 31, 2012. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to International Swap and Derivatives Association, Inc. master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.
Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.
     As of May 31, 2012, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $133,006 for which collateral was not posted by the Fund. If a contingent feature would have been triggered as of May 31, 2012, the Fund could have been required to pay this amount in cash to its counterparties.
Valuations of derivative instruments as of May 31, 2012 are as follows:

	Asset Derivatives		Liability Derivatives
	Statement of		Statement of
Derivatives	Assets and		Assets and
Not Accounted for as	Liabilities		Liabilities
Hedging Instruments	Location	Value	Location	Value

Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$565,104	Unrealized depreciation on foreign currency exchange contracts	$405,337
44 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

The effect of derivative instruments on the Statement of Operations is as follows:
Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives
Not Accounted for as	Foreign
Hedging Instruments	currency transactions

Foreign exchange contracts	$(1,159,796)
Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives
Not Accounted for as	Translation of assets and liabilities
Hedging Instruments	denominated in foreign currencies

Foreign exchange contracts	$125,456

Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.
45 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS Continued
6. Risk Exposures and the Use of Derivative Instruments Continued
     The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.
     During the year ended May 31, 2012, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $25,113,922 and $16,237,633, respectively.
     Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.
7. Pending Litigation
Since 2009, a number of class action, derivative and individual lawsuits have been pending in federal and state courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities laws and various states’ securities, consumer protection and common law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses.
     Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. On July 29, 2011, a stipulation of settlement between
46 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court entered an order approving the settlement as fair, reasonable and adequate. In October 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The aforementioned settlements do not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.
     On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.
     The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.
47 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Currency Opportunities Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Currency Opportunities Fund, including the statement of investments, as of May 31, 2012, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights the year then ended and the period from June 30, 2010 (commencement of operations) to May 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2012, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Currency Opportunities Fund as of May 31, 2012, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and the period from June 30, 2010 (commencement of operations) to May 31, 2011, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver,Colorado
July 23, 2012
48 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2012, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2011.
     None of the dividends paid by the Fund during the fiscal year ended May 31, 2012 are eligible for the corporate dividend-received deduction.
     Dividends, if any, paid by the Fund during the fiscal year ended May 31, 2012 which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2012, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
49 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

SPECIAL SHAREHOLDER MEETING Unaudited
On February 29, 2012, a shareholder meeting of Oppenheimer Currency Opportunities Fund (the “Fund”) was held at which the twelve Trustees identified below were elected (Proposal No. 1). At the meeting the sub-proposals in (Proposal No. 2) and (Proposal No. 3) were approved as described in the Fund’s proxy statement for that meeting. The following is a report of the votes cast:

Nominee/Proposal	For	Withheld

Trustees
William L. Armstrong	1,239,146	21,070
Edward L. Cameron	1,239,146	21,070
Jon S. Fossel	1,239,146	21,070
Sam Freedman	1,180,697	79,519
Richard F. Grabish	1,239,146	21,070
Beverly L. Hamilton	1,239,146	21,070
Robert J. Malone	1,239,146	21,070
F. William Marshall, Jr.	1,239,146	21,070
Victoria J. Herget	1,239,146	21,070
Karen L. Stuckey	1,239,146	21,070
James D. Vaughn	1,239,146	21,070
William F. Glavin, Jr.	1,239,146	21,070
2a: Proposal to revise the fundamental policy relating to borrowing

For	Against	Abstain	Broker Non Vote

897,958	22,752	102,643	236,863
2b-1: Proposal to revise the fundamental policy relating to concentration of investments

For	Against	Abstain	Broker Non Vote

925,118	10,089	88,145	236,863
2e-1: Proposal to revise the fundamental policy relating to lending

For	Against	Abstain	Broker Non Vote

899,830	20,878	102,644	236,863
2g-1: Proposal to revise the fundamental policy relating to real estate and commodities

For	Against	Abstain	Broker Non Vote

897,958	22,752	102,643	236,863
2h: Proposal to revise the fundamental policy relating to senior securities

For	Against	Abstain	Broker Non Vote

900,257	34,950	88,145	236,863
2i: Proposal to revise fundamental policy relating to underwriting

For	Against	Abstain	Broker Non Vote

899,830	35,376	88,145	236,863
Proposal 3: To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

For	Against	Abstain	Broker Non Vote

914,328	24,360	84,663	236,863
50 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
     This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.
51 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Funds, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Funds Complex Currently Overseen

INDEPENDENT TRUSTEE	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

William L. Armstrong, Chairman of the Board of Trustees and Trustee (since 2010) Age: 75	President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), former Director of Campus Crusade for Christ (non-profit) (1991-2008); former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997- 2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 37 portfolios in the OppenheimerFunds complex. Mr. Armstrong has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 2010) Age: 73	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000 – June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 37 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 2010) Age: 70	Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 37 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
52 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

Sam Freedman, Trustee (since 2010) Age: 71	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Oversees 37 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2010) Age: 63	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987- March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 37 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during the course of which he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2010) Age: 65	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 37 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Age: 60	Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (and its predecessor firms); Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (1992- 2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee (since 2000) and Chair (since 2010), Newberry Library; Trustee, Mather LifeWays (since 2001); Trustee, BoardSource (2006-2009) and Chicago City Day School (1994-2005). Oversees 37 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
53 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Robert J. Malone, Trustee (since 2010) Age: 67	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (2006-2010); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (1986-2010); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996- April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Trustee (1984-1999) of Young Presidents Organization. Oversees 37 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2010) Age: 70	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Funds (private charitable fund) (January 1999 – March 2011); Former Trustee of WPI (1985- 2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 41 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Age: 59	Partner (1990-2012) of PricewaterhouseCoopers LLP (held various positions 1975-1990); Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum since inception. Oversees 37 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Age: 67	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (since 2003); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee, Audit Committee member and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Executive Committee Member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 37 portfolios in the OppenheimerFunds
54 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

James D. Vaughn, (Continued)	complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2010) Age: 53	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006- February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003- March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007- July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007- December 2008) of MML Investors Services, Inc. Oversees 63 portfolios as a Trustee/Director and 95 portfolios as an officer in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs.de Longis and Gabinet, and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Alessio de Longis, Vice President (since 2010) Age: 34	Vice President of the Manager (since June 2010). An Assistant Vice President and Senior Research Analyst of the Manager (February 2004-June 2010) and has been a Research Analyst for all the Funds managed by the international investment team. A portfolio manager and officer of 1 portfolio in the OppenheimerFunds complex.
55 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Age: 54	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (since January 2011); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 95 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 39	Senior Vice President of the Manager (since July 2010); Vice President of the Manager (since January 2003); Vice President of OppenheimerFunds Distributor,Inc. (since January 2003). An officer of 96 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2010) Age: 61	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 96 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2010) Age: 52	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999- June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 96 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).
56 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

OPPENHEIMER CURRENCY OPPORTUNITIES FUND

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Counsel	K&L Gates LLP
©2012 OppenheimerFunds, Inc. All rights reserved.
57 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

Financial Statements for Oppenheimer Currency Opportunities Fund (Cayman) Ltd. for the Period Ended May 31, 2012

59	Statement of Assets and Liabilities

60	Statement of Operations

61	Statement of Changes in Net Assets

62	Notes to Financial Statements

69	Report of Independent Registered Public Accounting Firm
58 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

OPPENHEIMER CURRENCY OPPORTUNITIES FUND (CAYMAN) LTD.
 STATEMENT OF ASSETS AND LIABILITIES

May 31, 2012

Assets
Cash	$2,084,539

Receivables and other assets:
Other	7,864

Total assets	2,092,403

Liabilities
Payables and other liabilities:
Auditing and other professional fees	16,653
Custodian fees	872
Other	7

Total liabilities	17,532

Net Assets	$2,074,871

Composition of Net Assets
Par value of shares of beneficial interest	$100

Additional paid-in capital	2,219,900

Accumulated net investment loss	(33,673)

Accumulated net realized loss on investments	(111,456)

Net Assets—applicable to 10,000 shares of beneficial interest outstanding	$2,074,871

Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$207.49
See accompanying Notes to Financial Statements.
59 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

OPPENHEIMER CURRENCY OPPORTUNITIES FUND (CAYMAN) LTD.
 STATEMENT OF OPERATIONS

For the Period Ended May 31, 2012[1]
|
Investment Income
Interest	$43

Expenses
Management fees	5,855

Auditing and other professional fees	21,376

Directors’ compensation	4,870

Custodian fees and expenses	1,443

Other	172

Total expenses	33,716

Net Investment Loss	(33,673)

Realized Loss
Net realized loss on investments	(111,456)

Net Decrease in Net Assets Resulting from Operations	$(145,129)

1.	For the period from November 2, 2011 (commencement of operations) to May 31, 2012.
See accompanying Notes to Financial Statements.
60 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

OPPENHEIMER CURRENCY OPPORTUNITIES FUND (CAYMAN) LTD.
 STATEMENT OF CHANGES IN NET ASSETS

Period Ended
May 31,2012[1]

Operations
Net investment loss	$(33,673)

Net realized loss	(111,456)

Net decrease in net assets resulting from operations	(145,129)

Capital Transactions
Net increase in net assets resulting from capital transactions	2,220,000

Net Assets
Total increase	2,074,871

Beginning of period	—

End of period (including accumulated net investment loss of $33,673 for the period ended May 31, 2012)	$2,074,871

1.	For the period from November 2, 2011 (commencement of operations) to May 31, 2012.
See accompanying Notes to Financial Statements.
61 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

OPPENHEIMER CURRENCY OPPORTUNITIES FUND (CAYMAN) LTD.
NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Currency Opportunities Fund (Cayman) Ltd. (the “Fund”) is organized as a Cayman Islands Company Limited by Shares. The Fund intends to carry on the business of an investment company and to acquire, invest in and hold by way of investment, sell and deal primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange-traded funds related to gold or other special minerals. The Fund may also invest in certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”). The Sub-Adviser is Oppenheimer Real Asset Management, Inc. (“ORAMI” or the “Sub-Adviser”), a wholly-owned subsidiary of the Manager. As of May 31, 2012, 100% of the Fund was owned by Oppenheimer Currency Opportunities Fund (“OCOF”). The Manager is also the investment adviser of OCOF. The Fund commenced operations on November 2, 2011.
     The beneficial interest of each investor in the Fund is represented by units of participating shares. The Fund’s directors may further designate classes of participating shares and series within each class. As of May 31, 2012, the directors have not designated classes or series of outstanding participating shares. During the period ended May 31, 2012, all income, profits, losses and expenses, if any, of the Fund were allocated pro rata to all participating shares of the Fund. Issuance of additional participating shares is at the discretion of the Fund’s directors.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Income Taxes. The Fund has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes through September of 2030. No such taxes are levied in the Cayman Islands at the present time. The Fund is a Controlled Foreign Corporation under U.S. tax laws and as such is not subject to U.S. income tax. Therefore, the Fund is not required to record a tax provision.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, if any, are declared and paid annually from the Fund’s tax basis earnings and profits. Distributions are recorded on ex-dividend date.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed
62 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Securities Valuation
The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
Valuation Methods and Inputs
Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.
     The following methodologies are used to determine the market value or the fair value of the types of securities described below:
     Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the
63 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

OPPENHEIMER CURRENCY OPPORTUNITIES FUND (CAYMAN) LTD.
NOTES TO FINANCIAL STATEMENTS Continued
2. Securities Valuation Continued
     Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.
     Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.
A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Standard inputs generally considered by
Security Type	third-party pricing vendors

Corporate debt, government debt , municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. Those fair valuation standardized methodologies include, but are not limited
64 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
3. Capital Transactions
The Fund has authorized 5,000,000 participating shares of $0.01 par value per share. The Fund issued 10,000 participating shares for $1,000,000 on November 2, 2011 in conjunction with OGOF’s initial capitalization of the Fund. All subsequent capital contributions and withdrawals did not have participating shares associated with the transaction.
Capital transactions were as follows:

Period Ended May 31, 2012[1]
Amount
|
Contributions	$2,220,000
Withdrawals	—

Net increase	$2,220,000

1.	For the period from November 2, 2011 (commencement of operations) to May 31, 2012.
4. Expenses
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $500 million	0.65%
Next $500 million	0.62
Next $4 billion	0.60
Over $5 billion	0.55
Sub-Adviser Fees. The Manager retains the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser a fee in monthly installments, based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $500 million	0.325%
Next $500 million	0.310
Next $4 billion	0.300
Over $5 billion	0.275
65 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

OPPENHEIMER CURRENCY OPPORTUNITIES FUND (CAYMAN) LTD.

NOTES TO FINANCIAL STATEMENTS Continued
4. Expenses Continued
     The Fund shall bear all fees and expenses related to the business and affairs of the Fund, including among others, directors’ fees, audit fees, custodian fees and expenses in connection with the purchase and sale of securities and other Fund assets.
5. Financial Highlights
The following represents the total return of the Fund for the period ended May 31, 2012. Total return was calculated based upon the daily returns of the Fund during this period. The calculation has not been annualized for reporting purposes:

Period Ended May 31, 2012[1]	(6.60)%
The following represents certain financial ratios of the Fund for the periods noted. The computation of the net investment income and total expense ratios was based upon the daily net assets of the Fund during these periods. The calculations have been annualized for reporting purposes:

Period Ended May 31, 2012[1]
Ratios to average net assets:
Net investment loss	(3.72)%
Total expenses	3.72%

1.	For the period from November 2, 2011 (commencement of operations) through May 31, 2012.
6. Pending Litigation
Since 2009, a number of class action, derivative and individual lawsuits have been pending in federal and state courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities laws and various states’ securities, consumer protection and common law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses.
     Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert
66 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court entered an order approving the settlement as fair, reasonable and adequate. In October 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The aforementioned settlements do not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.
     On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.
     The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these
67 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

OPPENHEIMER CURRENCY OPPORTUNITIES FUND (CAYMAN) LTD.

NOTES TO FINANCIAL STATEMENTS Continued
6. Pending Litigation Continued
lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.
7. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through July 16, 2012, the date the financial statements were available to be issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.
68 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

OPPENHEIMER CURRENCY OPPORTUNITIES FUND (CAYMAN) LTD.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors and Shareholder of Oppenheimer Currency Opportunities
Fund (Cayman) Ltd.:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Currency Opportunities Fund (Cayman) Ltd. as of May 31, 2012, and the related statements of operations and changes in net assets and the financial highlights for the period from November 2, 2011 (commencement of operations) to May 31, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Currency Opportunities Fund (Cayman) Ltd. as of May 31, 2012, the results of its operations and the changes in its net assets and the financial highlights for the period from November 2, 2011 (commencement of operations) to May 31, 2012, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
July 23, 2012
69 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

PRIVACY POLICY NOTICE
As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.
Information Sources
We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online
If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.
We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.
If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.
We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.
Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.
Disclosure of Information
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.
Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.
70 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

Internet Security and Encryption
In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.
As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.
We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.
•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.
Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
How You Can Help
You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.
Who We Are
This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).
71 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that F. William Marshall, Jr., the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Marshall is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $31,100 in fiscal 2012 and $31,100 in fiscal 2011.
(b)	Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed $402,806 in fiscal 2012 and $175,000 in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews, professional services for GIPs attestation procedures, and compliance procedures.
(c)	Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $2,225 in fiscal 2012 and no such fees in fiscal 2011.
The principal accountant for the audit of the registrant’s annual financial statements billed $190,051 in fiscal 2012 and no such fees in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.
(d)	All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its trustees.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.
The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.
Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.
(2)	100%
(f)	Not applicable as less than 50%.
(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $595,082 in fiscal 2012 and $175,000 in fiscal 2011 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.
b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current

Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.
2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.
3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.
4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 5/31/2012, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Currency Opportunities Fund
By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	7/10/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	7/10/2012

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	7/10/2012